[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.25

LICENSE AGREEMENT

by and between

AGENUS INC.

and

GILEAD SCIENCES, INC.

dated as of December 20, 2018

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Page

Article 1 DEFINITIONS	1
Article 2 DEVELOPMENT	17
2.1	Responsibility17
2.2	Development Diligence17
2.3	Development Updates17
Article 3 REGULATORY	18
3.1	Regulatory Matters18
3.2	Regulatory Materials18
3.3	Right of Reference; Access to Data19
Article 4 COMMERCIALIZATION	19
4.1	General19
Article 5 MANUFACTURING	19
5.1	General19
5.2	Supply Agreement19
Article 6 ASSISTANCE; TRANSITION; UPSTREAM LICENSE AGREEMENTS	20
6.1	Assistance20
6.2	Know-How Transfer20
6.3	Licensed Products Inventory Transfer20
6.4	Manufacturing Technology Transfer20
6.5	Assignment of Agreements21
6.6	Upstream License Agreements21
Article 7 FINANCIAL TERMS	22
7.1	Upfront Payment22
7.2	Milestones22
7.3	Sales Milestones23
7.4	Royalties24
7.5	Invoice and Payment of Royalty Payments27
7.6	Additional Payment Terms27
7.7	Records; Audit Rights28
7.8	Upstream License Agreements and Development and Manufacturing Agreements29
7.9	Non-Refundable and Non-Creditable Payments29
Article 8 LICENSEs; EXCLUSIVITY	29
8.1	Licenses to Gilead; Upstream License Agreements29
8.2	Subcontracting; Sublicenses30
8.3	Rights Retained by the Parties30
8.4	No Implied Licenses30

i

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(continued)

Page

8.5	Exclusivity30
8.6	Right of First Negotiation30
Article 9 INTELLECTUAL PROPERTY	31
9.1	Inventorship and Ownership31
9.2	Prosecution and Maintenance32
9.3	Enforcement32
9.4	Defense33
9.5	Recovery33
9.6	Trademarks33
9.7	Patent Extensions33
Article 10 ANTITRUST LAW COMPLIANCE; EFFECTIVENESS	33
10.1	Filings33
10.2	Closing.34
Article 11 CONFIDENTIALITY	34
11.1	Nondisclosure34
11.2	Exceptions35
11.3	Authorized Disclosure35
11.4	Terms of this Agreement36
11.5	Securities Filings; Disclosure under Applicable Law36
11.6	Publicity37
11.7	Use of Names37
11.8	Clinical Trials Registry38
Article 12 REPRESENTATIONS AND WARRANTIES; COVENANTS	38
12.1	Representations and Warranties of Each Party38
12.2	Representations and Warranties of Agenus38
12.3	Representation and Warranty of Gilead41
12.4	Covenants41
12.5	Disclaimer43
Article 13 INDEMNIFICATION; INSURANCE	43
13.1	Indemnification by Gilead43
13.2	Indemnification by Agenus43
13.3	Procedure44
13.4	Insurance45
13.5	LIMITATION OF LIABILITY45
Article 14 TERM AND TERMINATION	46
14.1	Term; Expiration46
14.2	Termination for Material Breach46

ii

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(continued)

Page

14.3	Termination at Will47
14.4	Termination for Bankruptcy47
14.5	Effects of Termination48
14.6	[******]50
14.7	Surviving Provisions51
Article 15 MISCELLANEOUS	51
15.1	Severability51
15.2	Notices51
15.3	Force Majeure52
15.4	Assignment52
15.5	Waivers and Modifications53
15.6	Choice of Law; Waiver of Jury Trial; Dispute Resolution; Jurisdiction53
15.7	Relationship of the Parties54
15.8	Fees and Expenses54
15.9	Third Party Beneficiaries54
15.10	Entire Agreement54
15.11	Counterparts54
15.12	Equitable Relief; Cumulative Remedies55
15.13	Interpretation55
15.14	Further Assurances56
15.15	Extension to Affiliates56

SCHEDULES

Schedule 1.11:[******]

Schedule 1.85:[******]

Schedule 1.86:[******]

Schedule 1.126:[******]

Schedule 6.2:[******]

Schedule 6.3:[******]

Schedule 7.1:[******]

Schedule 8.1.2:[******]

Schedule 12.2:[******]

Schedule 12.2.15:[******]

EXHIBITS

Exhibit A:[******]

iii

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is entered into as of December 20, 2018 (the “Execution Date”) by and between Agenus Inc., a Delaware corporation (“Agenus”) and Gilead Sciences, Inc., a Delaware corporation (“Gilead”).  Agenus and Gilead are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Agenus Controls the Agenus IP (each, as defined below);

WHEREAS, Gilead wishes to obtain, and Agenus wishes to grant, a license under the Agenus IP with respect to Licensed Products in the Field in the Territory (each, as defined below) on the terms and conditions set forth in this Agreement;

WHEREAS, simultaneously with entering into this Agreement, the Parties are entering into the Option and License Agreements (as defined below); and

WHEREAS, simultaneously with entering into this Agreement, the Parties are entering into a stock purchase agreement and certain related agreements, pursuant to which Agenus will issue and Gilead will purchase shares of capital stock of Agenus on the terms and conditions set forth therein (the “Stock Purchase Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article 1
DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below.

1.1“Accounting Standards” means U.S. generally accepted accounting principles in effect at the relevant time, consistently applied.

1.2“Acquired Person” has the meaning set forth in Section 1.24.

1.3[******]

1.4“Additional Active” has the meaning set forth in Section 1.28.

1.5“Affiliate” means any Person which, directly or indirectly through one (1) or more intermediaries, controls, is controlled by, or is under common control with a Party.  For purposes of this Section 1.5 only, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means:  (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties); or (b) the

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.

1.6“Agenus” has the meaning set forth in the Preamble.

1.7[******]

1.8“Agenus Indemnitees” has the meaning set forth in Section 13.1.

1.9“Agenus IP” means the Agenus Patents and the Agenus Know-How. [******]

1.10“Agenus Know-How” means any Know-How Controlled by Agenus or any of its Affiliates as of the Execution Date or thereafter during the Term which is [******] for the Development, Manufacture, or Commercialization of the Licensed Products in the Field in the Territory.

1.11“Agenus Patents” means any and all Patents Controlled by Agenus or its Affiliates as of the Execution Date or at any time during the Term, including Agenus’s interest in any and all Joint Patents, which are [******] for the Development, Manufacture, or Commercialization of any Licensed Product in the Field in the Territory.  Without limiting the foregoing, Schedule 1.11 sets forth a complete and accurate list of all Agenus Patents as of the Execution Date.  Agenus shall update Schedule 1.11 as necessary from time to time to reflect the then-current Agenus Patents.

1.12“Agreement” has the meaning set forth in the Preamble.

1.13“Agreement Payments” has the meaning set forth in Section 7.6.2(a).

1.14“ANDA” means an abbreviated new drug application filed pursuant to the requirements of the FDA pursuant to 21 C.F.R. Part 314 to obtain regulatory approval for a product in the United States, or the equivalent application or filing in another country (as applicable).

1.15“Annual Net Sales” means, on a Licensed Product-by-Licensed Product basis, total Net Sales by Gilead, its Affiliates, and its Sublicensees in the Territory of such Licensed Product in a particular Calendar Year, calculated in accordance with Accounting Standards.

1.16“Applicable Law” means all applicable laws, statutes, rules, regulations, treaties (including tax treaties), orders, judgments or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city, or other political subdivision, including, to the extent applicable, GCP, GLP, and GMP, as well as all applicable data protection and privacy laws, rules, and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act and the Health Information Technology for Economic and Clinical Health Act and the EU Data Protection Directive (Council Directive 95/46/EC) and applicable laws implementing the EU Data Protection Directive and the General Data Protection Regulation

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(2016/679), the Foreign Corrupt Practices Act of 1977, or any comparable laws in any country, and all export control laws.

1.17“Auditor” has the meaning set forth in Section 7.7.2.

1.18“Biosimilar Product” means, [******].

1.19“BLA” means a Biologics License Application filed with the FDA in the United States with respect to a Licensed Product, as defined in Title 21 of the U.S. Code of Federal Regulations, Section 601.2 et seq., or any non-U.S. counterpart of the foregoing.

1.20“Business Day” means any day other than: (a) a Saturday or Sunday or any day on which commercial banks in Boston, Massachusetts, and San Francisco, California, are authorized or required by Applicable Law to remain closed; or (b) December 26 through December 31.

1.21“Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30, and December 31; provided, that: (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete such three (3)-month period thereafter; and (b) the final Calendar Quarter of the Term shall end on the last day of the Term.

1.22“Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided, that the final Calendar Year of the Term shall end on the last day of the Term.

1.23[******]

1.24[******]

1.25“Clinical Trial” means any human clinical trial of a pharmaceutical or biological product.

1.26“Closing Date” has the meaning set forth in Section 10.2.1.

1.27“Code” has the meaning set forth in Section 14.4.2.

1.28“Combination Product” means: (a) a product that contains a Licensed Product and one (1) or more [******] (each, an “Additional Active”); or (b) a Licensed Product that is co-packaged or combined with one (1) or more Additional Actives, and such Licensed Product and Additional Actives are sold for a single price.

1.29“Commercialization” means any and all activities directed to the commercialization of a product, including marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering, and commercially selling such product, importing, exporting, and transporting

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such product for commercial sale, and seeking Pricing Approval of a product (if applicable), whether before or after Regulatory Approval has been obtained, as well all regulatory compliance with respect to the foregoing.  For clarity, “Commercialization” does not include:  (a) Manufacturing; or (b) any Clinical Trials and other trials commenced after Regulatory Approval.  When used as a verb, “Commercialize” means to engage in Commercialization.

1.30“Commercially Reasonable Efforts” means, with respect to [******].

1.31“Competing Product” means any product, [******].

1.32“Compulsory License” means, with respect to a Licensed Product in a country or territory, a license, or rights granted to a Third Party by a governmental agency within such country or territory to sell or offer for sale such Licensed Product in such country or territory under any Patents or Know-How owned or controlled by either Party or its Affiliates, without direct or indirect authorization from such Party or its Affiliates.

1.33“Compulsory Licensee” means a Third Party granted a Compulsory License.

1.34“Confidential Information” means, with respect to a Party, all confidential and proprietary information, including chemical or biological materials, chemical structures, sequence information, commercialization plans, correspondence, customer lists, data, development plans, formulae, improvements, Inventions, Know-How, processes, regulatory filings, reports, strategies, techniques, or other information, in each case, that are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic, or electronic form.

1.35“Control,” “Controls,” or “Controlled” means with respect to any Patent, Know-How, other intellectual property right, or Confidential Information, the ability of a Party or its Affiliates, as applicable (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses as provided herein, or to otherwise disclose such intellectual property right or Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would be required hereunder to grant the other Party such license or sublicenses as provided herein or to otherwise disclose such intellectual property right or Confidential Information to the other Party.  Notwithstanding the foregoing, a Party will be deemed not to Control any Patent, Know-How, other intellectual property right, Confidential Information, compound, or molecule (including any antibody) that is [******] except: [******].

1.36“Cover” means, with reference to [******], that the making, using, offering to sell, selling, importing, or exporting of such product would [******].

1.37[******]

1.38“Cure Period” has the meaning set forth in Section 14.2.1.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.39“Damages” means all losses, costs, claims, damages, judgments, liabilities, and expenses (including reasonable attorneys’ fees and other reasonable out-of-pocket costs in connection therewith).

1.40“Data Package” means:

1.40.1[******]

1.40.2[******]

1.41“Default” means:  (a) any material breach, violation, or default; (b) the existence of circumstances or the occurrence of an event that with the passage of time or the giving of notice or both would constitute a material breach, violation, or default; or (c) the existence of circumstances or the occurrence of an event that, with or without the passage of time or the giving of notice or both, would give rise to a right of termination, renegotiation, acceleration, or material change of terms.

1.42“Development” means:  (a) research activities (including drug discovery, identification, or synthesis) with respect to a product; or (b) preclinical and clinical drug development activities and other development activities with respect to a product, including test method development and stability testing, toxicology, formulation, process development, qualification and validation, quality assurance, quality control, Clinical Trials (including Clinical Trials and other trials commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of INDs and MAAs, regulatory affairs with respect to the foregoing, and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval.  For clarity, “Development” does not include Manufacturing.  When used as a verb, “Develop” means to engage in Development.

1.43“Development and Manufacturing Agreement” means any contract or agreement, other than any Upstream License Agreement, between Agenus (or any of its Affiliates, as applicable) and any Third Party which is related to the Development or Manufacture of any Licensed Antibody or Licensed Product.

1.44“Disclosing Party” has the meaning set forth in Section 11.1.

1.45“Dispute” has the meaning set forth in Section 15.6.3(a).

1.46“Dollars” or “$” means the legal tender of the United States.

1.47“Effective Date” has the meaning set forth in Section 14.1.1.

1.48“Electronic Delivery” has the meaning set forth in Section 15.11.

1.49“EMA” has the meaning set forth in Section 1.122.

1.50“EU” means all countries that are officially recognized as member states of the European Union at any particular time.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.51“EU Regulatory Approval” means Regulatory Approval [******] of a Licensed Product by EMA or the relevant Regulatory Authority in [******] of the Major European Markets.

1.52“Execution Date” has the meaning set forth in the Preamble.

1.53“Executive Officers” means:  (a) with respect to Agenus, [******] or his/her designee or successor with equivalent responsibilities; and (b) with respect to Gilead, [******] or his/her designee or successor with equivalent responsibilities.

1.54“Existing Development and Manufacturing Agreement” means any Development and Manufacturing Agreement in effect as of the Execution Date.

1.55“Existing Regulatory Materials” has the meaning set forth in Section 3.2.1.

1.56“Existing Upstream License Agreements” has the meaning set forth in Section 1.157.

1.57“FDA” has the meaning set forth in Section 1.122.

1.58“Field” means any and all uses or purposes, including the treatment, prophylaxis, palliation, diagnosis, or prevention of any human or animal disease, disorder, or condition.

1.59“First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first sale of such Licensed Product in such country for use or consumption by the general public (following receipt of all Regulatory Approvals that are required in order to sell such Licensed Product in such country) and for which any of Gilead or its Affiliates or Sublicensees has invoiced sales of Licensed Products in the Territory; provided, however, that the following shall not constitute a First Commercial Sale:  [******].

1.60“GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting Clinical Trials as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).

1.61“Gilead” has the meaning set forth in the Preamble.

1.62“Gilead Indemnitees” has the meaning set forth in Section 13.2.

1.63“GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.

1.64“GMP” means all applicable then-current good manufacturing practice standards relating for fine chemicals, intermediates, bulk products, or finished pharmaceutical or biological

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable: (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211; (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products;” and (c) all Applicable Law promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical or biological product, as applicable.

1.65“Governmental Authority” means any:  (a) federal, state, local, municipal, foreign, or other government; (b) governmental or quasi-governmental authority of any nature (including any agency, board, body, branch, bureau, commission, council, department, entity, governmental division, instrumentality, office, officer, official, organization, representative, subdivision, unit, and any court or other tribunal); (c) multinational governmental organization or body; or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military, or taxing authority or power of any nature.

1.66[******]

1.67“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. § 18a).

1.68“ICC Rules” has the meaning set forth in Section 15.6.3(b).

1.69“IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto.  References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.70“IND Acceptance” means, with respect to an IND, the earlier of: (a) receipt by a Party, its Affiliate or a Sublicensee of written confirmation from a Regulatory Authority or other applicable Person that Clinical Trials may proceed under such IND; or (b) expiration of the applicable waiting period after which Clinical Trials may proceed under such IND.

1.71“Indemnification Claim Notice” has the meaning set forth in Section 13.3.1.

1.72“Indemnitee” has the meaning set forth in Section 13.3.1.

1.73“Indemnitor” has the meaning set forth in Section 13.3.1.

1.74“Indication” means an [******].

1.75“Information Request Notice” has the meaning set forth in Section 8.6.

1.76“Infringement” has the meaning set forth in Section 9.3.1

1.77“Initial Licensed Antibody” has the meaning set forth in Section 1.86(i)

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.78“Initial Licensed Product” means the Licensed Product that constitutes, incorporates, comprises, or contains the Initial Licensed Antibody [*****].

1.79“Initial Outside Date” has the meaning set forth in Section 14.1.1.

1.80[******]

1.81“Invention” means any process, method, composition of matter, article of manufacture, discovery, or finding that is conceived or reduced to practice.

1.82“Joint IP” has the meaning set forth in Section 9.1.

1.83“Joint Patents” has the meaning set forth in Section 9.1.

1.84“Know-How” means algorithms, data, information, Inventions, knowledge, methods (including methods of use or administration or dosing), practices, results, software, techniques, technology, and trade secrets, including analytical and quality control data, analytical methods (including applicable reference standards), assays, batch records, chemical structures and formulations, compositions of matter, formulae, materials, manufacturing data, pharmacological, toxicological and clinical test data and results, processes, reports, research data, research tools, sequences, standard operating procedures, and techniques, in each case, whether patentable or not, and, in each case, tangible manifestations thereof.

1.85“Knowledge” means, with respect to Agenus, [******].

1.86“Licensed Antibody” means (i) the antibody known as AGEN1423 [******], as described in more detail on Schedule 1.86 (the “Initial Licensed Antibody”) and (ii) [******].

1.87“Licensed Product” means [******] product that [******] a Licensed Antibody, [******].

1.88“Licensed Product Marks” has the meaning set forth in Section 9.6.

1.89“MAA” means a Marketing Authorization Application, BLA, or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, EMA, or any equivalent filing in a country or regulatory jurisdiction other than the U.S. or EU with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or biological product, in a country or in a group of countries.

1.90“Major European Markets” means [******].

1.91“Manufacture” means all activities related to the manufacturing of a product or any component or ingredient thereof, including the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and holding of product or any intermediate thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.92“Manufacturing CMO” means a Third Party designee of Gilead which performs, or will perform, Manufacturing services with respect to any Licensed Product.

1.93“Material Breach” means a breach of this Agreement which [******].

1.94“Milestone Event” has the meaning set forth in Section 7.2.1.

1.95“Milestone Payment” has the meaning set forth in Section 7.2.1.

1.96[******]

1.97“Net Sales” means [******]:

1.97.1[******]

1.97.2[******]

1.97.3[******]

1.97.4[******]

1.97.5[******]

1.97.6[******]

1.97.7[******]

1.98[******]

1.99“Option and License Agreements” means (i) the Option and License Agreement, dated the date hereof, by and between the Parties, with respect to the antibody known as AGEN1223 and (ii) the Option and License Agreement, dated the date hereof, by and between the Parties, with respect to the antibody known as AGEN2373.

1.100“Ordinary Course Agreement” means [******].

1.101[******]

1.102[******]

1.103“Party” has the meaning set forth in the Preamble.

1.104“Patent Extensions” has the meaning set forth in Section 9.7.

1.105“Patents” means: (a) U.S. patents and patent applications in any country or supranational jurisdiction worldwide; (b) any substitutions, divisionals, continuations, continuations‑in‑part, reissues, renewals, registrations, confirmations, and the like of any such patents or patent applications; (c) foreign counterparts of any of the foregoing; and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms,

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

including revalidations, reissues, re-examinations and extensions, including any supplementary protection certificates of any of the foregoing.

1.106“Payee” means a Party receiving a payment under this Agreement.

1.107“Payor” means a Party owing or making a payment under this Agreement.

1.108“Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.109“Phase 1 Clinical Trial” means [******].

1.110“Phase 1b Clinical Trial” means [******].

1.111“Phase 2 Clinical Trial” means [******].

1.112[******]

1.113[******]

1.114[******]

1.115[******]

1.116[******]

1.117“Pricing Approval” means any approval, agreement, determination, or decision establishing prices that can be charged to consumers for a pharmaceutical or biological product or that will be reimbursed by Governmental Authorities for a pharmaceutical or biological product, in each case, in a country where Governmental Authorities approve or determine pricing for pharmaceutical or biological products for reimbursement or otherwise.

1.118“Prior CDA” means that certain mutual confidentiality agreement, by and between Agenus Inc. and Gilead dated [******], as amended by (i) that certain letter agreement dated [******] between Agenus Inc. and Gilead, [******] and (ii) that certain letter agreement between Agenus Inc. and Gilead dated [******].

1.119“Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution, and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, derivations, re-examinations, post-grant proceedings, and other similar proceedings [******] with respect to the particular Patent, and any appeals therefrom.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.120“Receiving Party” shall have the meaning set forth in Section 11.1.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.121“Regulatory Approval” means, all approvals, licenses, and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a pharmaceutical or biological product for a particular Indication in a country or region (including separate Pricing Approvals, as necessary), and including the approvals by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

1.122“Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or biological product in such country or region.

1.123[******]

1.124“Regulatory Materials” means the regulatory registrations, applications, authorizations, and approvals (including approvals of MAAs, INDs, supplements and amendments, pre- and post-approvals, Pricing Approvals, and labeling approvals), Regulatory Approvals, and other submissions made to or with any Regulatory Authority, including drug master files, for research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical or biological product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each MAA, IND, and foreign equivalents of any of the foregoing.

1.125“Rejection Event” has the meaning set forth in Section 14.4.1.

1.126“ROFN Antibodies” means [******].

1.127“ROFN Notice” has the meaning set forth in Section 8.6.

1.128“ROFN Product(s)” means, with respect to a ROFN Antibody, [******] product that [******] such ROFN Antibody, [******].

1.129“ROFN Product License” has the meaning set forth in Section 8.6.

1.130“Royalty Floor” means [******].

1.131“Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First Commercial Sale of any Licensed Product in such country and expiring upon the latest of:  [******].

1.132“Sales Milestone Event” has the meaning set forth in Section 7.3.1.

1.133“Sales Milestone Payment” has the meaning set forth in Section 7.3.1.

1.134“Securities Regulators” has the meaning set forth in Section 11.3.1(a).

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.135[******]

1.136[******]

1.137[******]

1.138[******]

1.139“Settlement Sublicensee” means a Third Party that is granted a license or sublicense under a settlement agreement between such Third Party and a Party, any of its Affiliates, or any of its or their respective licensees or sublicensees, which agreement was entered into in connection with an ANDA settlement or similar agreement.

1.140“Stock Purchase Agreement” has the meaning set forth in the Recitals.

1.141“Sublicensee” means, with respect to Gilead, a Third Party to whom Gilead has granted a sublicense or license, either directly or indirectly, under the Agenus IP licensed to Gilead by Agenus pursuant to this Agreement, to Develop, Manufacture, or Commercialize the Licensed Products in the Field in the Territory, but excluding: (a) any Third Party acting solely as a distributor; and (b) Agenus and any of its Affiliates.

1.142“Supply Agreement” has the meaning set forth in Section 5.2.

1.143“Taxes” has the meaning set forth in Section 7.6.2.

1.144“Term” has the meaning set forth in Section 14.1.1.

1.145“Terminated Licensed Product” means: (a) in the case of the termination of this Agreement with respect to a Licensed Product pursuant to Section 14.2 or Section 14.3, the Licensed Product subject to such termination; (b) in the case of the termination of this Agreement with respect to a country pursuant to Section 14.2 or Section 14.3, all Licensed Products in the country subject to such termination; and (c) in the case of termination of this Agreement in its entirety, all Licensed Products in all countries in the Territory.

1.146“Territory” means worldwide.

1.147[******]

1.148[******]

1.149“Third Party” means any Person other than Agenus or Gilead that is not an Affiliate of Agenus or of Gilead.

1.150“Third Party Claim” means any and all suits, claims, actions, proceedings, or demands brought by a Third Party.

1.151“Third Party Infringement Claim” has the meaning set forth in Section 9.4.

1.152[******]

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.153“Transfer Taxes” has the meaning set forth in Section 7.6.2(a).

1.154“Transferred Inventory” has the meaning set forth in Section 6.3.

1.155“Transition Period” has the meaning set forth in Section 6.1.

1.156“United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.157“Upstream License Agreement” means any contract or agreement with a Third Party pursuant to which Agenus in-licenses or otherwise maintains Control of Patents, Know-How, or other intellectual property rights that constitute Agenus IP for purposes of this Agreement, including such Upstream License Agreements set forth on Schedule 12.2.15 (“Existing Upstream License Agreements”) and any Upstream License Agreements which become such pursuant to Section 6.6.

1.158“Valid Claim” means, (a) with respect to a pending application, [******]; and (b) with respect to an issued Patent, a claim of such patent that has not expired, lapsed, been cancelled, or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked, or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue, disclaimer, inter partes review, post grant procedures, or similar proceedings.

Article 2
DEVELOPMENT

2.1Responsibility

.

2.1.1Subject to the terms and conditions of this Agreement, including Section 2.1.2, Gilead shall have the sole right (and shall solely control, at its discretion), itself or with or through its Affiliates, Sublicensees, or other Third Parties, to Develop the Licensed Products in the Field in the Territory.  All such Development shall be at [******].

2.1.2Subject to the terms and conditions of this Agreement, the Parties acknowledge that, during the period in between the Execution Date and the Effective Date, Agenus will continue to advance the Initial Licensed Antibody for the initiation of its Phase 1 Clinical Trial, which may include engaging Third Party vendors for the purposes of such Phase 1 Clinical Trial. If Gilead nominates a Third Party for consideration as a vendor for such Phase 1 Clinical Trial, Agenus will consider in good faith whether to select such Third Party as a vendor; provided, that Agenus will not be obligated to select such Third Party.

2.1.3[******]

2.2Development Diligence

.  Subject to the terms and conditions of this Agreement, Gilead, itself or with or through its Affiliates or Sublicensees or other Third Parties, shall [******].

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.3Development Updates

.  Until the date on which Gilead has submitted an MAA to the applicable Regulatory Authority for [******], Gilead shall submit to Agenus, [******], a written report with respect to the Licensed Products summarizing: [******].

Article 3
REGULATORY

3.1Regulatory Matters

.

3.1.1Responsibility.  Subject to the terms and conditions of this Agreement, including Section 3.2.1(b), Gilead shall have the sole right (and shall solely control, at its discretion), itself or with or through its Affiliates, Sublicensees, or other Third Parties, to:  (i) prepare, and submit to applicable Regulatory Authorities, all Regulatory Materials for Licensed Products; and (ii) obtain and maintain all Regulatory Approvals for Licensed Products.

3.1.2Communications with Regulatory Authorities.  For clarity and without limiting Section 3.1.1, Gilead shall have the exclusive right to correspond or communicate with Regulatory Authorities regarding the Licensed Products.  Unless required by Applicable Law, Agenus, its Affiliates, and its permitted subcontractors shall not correspond or communicate with Regulatory Authorities regarding any Licensed Product without first obtaining Gilead’s prior written consent.  If Agenus, its Affiliates, or its permitted subcontractors receive any correspondence or other communication from a Regulatory Authority regarding a Licensed Product, Agenus shall provide Gilead with access to or copies of all such material written or electronic correspondence promptly after its receipt.

3.1.3Agenus Support.  Agenus shall [******] to support Gilead as may be reasonably requested by Gilead from time to time in connection with Gilead’s preparation, submission to Regulatory Authorities and maintenance of Regulatory Materials for Licensed Products, including, upon Gilead’s reasonable request, attending meetings with Regulatory Authorities regarding any Licensed Product.

3.2Regulatory Materials

.

3.2.1Existing Regulatory Materials.

(a)Except to the extent notified otherwise in writing by Gilead, Agenus shall assign and transfer (and hereby does assign and transfer), or cause to be assigned and transferred to the extent not owned by Agenus, to Gilead (or its designee), no later than [******] after the Effective Date any and all Regulatory Materials for the Licensed Products held by or on behalf of Agenus, its Affiliates or contractors as of or prior to the Effective Date (the “Existing Regulatory Materials”), including providing true, accurate, and complete hard or electronic copies thereof to Gilead.  From and after such assignment and transfer, Gilead (or its designee) shall have the sole right, in its sole discretion, to file, maintain, and hold title to all Existing Regulatory Materials.

(b)[******].  Agenus shall assign and transfer to Gilead (or its designee), no later than [******] after the later of the Effective Date or the date of IND Acceptance, the IND and related Regulatory Materials.  From and after such assignment and transfer, Gilead (or its

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

designee) shall have the sole right, in its sole discretion, to file, maintain, and hold title to such IND and related Regulatory Materials.

3.2.2New Regulatory Materials.  All Regulatory Materials generated or arising from or in connection with activities under this Agreement with respect to Licensed Products shall be owned by and held in the name of Gilead or its designee, and, except for Existing Regulatory Materials (which are addressed in Section 3.2.1), and any such Regulatory Materials issued in the name of Agenus, its Affiliates or contractors shall promptly be assigned by Agenus to Gilead or its designee to the extent permitted by Applicable Law or, in the event assignment is not permitted under Applicable Law, held in trust for, or for the sole benefit of, Gilead or its designee.

3.3Right of Reference; Access to Data

.

3.3.1Prior to the time at which Regulatory Materials are transferred and assigned to Gilead or its designee, or in the event of failure to transfer and assign any Regulatory Materials to Gilead or its designee, as required by Section 3.2.1 or Section 3.2.2, Gilead and its designees shall have, and Agenus (on behalf of itself and its Affiliates) hereby grants to Gilead and its designees, access and a right of reference (without any further action required on the part of Agenus, its Affiliates or contractors, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all such Regulatory Materials and all data contained or referenced therein for Gilead and its designees to exercise its rights and perform its obligations under this Agreement with respect to Licensed Products.  In all cases, Gilead and its designees shall have access to all data contained or referenced in all such Regulatory Materials, and Agenus shall ensure that Gilead and its designees are afforded such access.

3.3.2Upon transfer and assignment of the Existing Regulatory Materials and the data contained or referenced therein to Gilead or its designee in accordance with Section 3.2.1, Gilead shall grant and hereby grants to Agenus and its designees a right of reference (without any further action required on the part of Gilead, its Affiliates or contractors, whose authorization to file this right of reference with any Regulatory Authority is hereby granted) to any INDs transferred and assigned to Gilead as an Existing Regulatory Material and all data contained or referenced therein, solely for Agenus and its designees to Develop and seek and maintain Regulatory Approvals of [******].

Article 4
COMMERCIALIZATION

4.1General

.  Subject to the terms and conditions of this Agreement, Gilead shall have the sole right (and shall solely control, at its discretion), itself or with or through its Affiliates, Sublicensees, or other Third Parties, to Commercialize the Licensed Products in the Field in the Territory.  All such Commercialization shall be at [******].

Article 5
MANUFACTURING

5.1General

.  Subject to the terms and conditions of this Agreement, Gilead shall have the sole right (and shall solely control, at its discretion), itself or with or through its Affiliates,

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sublicensees, or other Third Parties, to Manufacture the Licensed Products in the Field in the Territory.  All such Manufacturing shall be at [******].

5.2Supply Agreement

.  At the election of Gilead exercisable by written notice to Agenus within [******] of the Effective Date, and subject to any manufacturing capacity constraints that Agenus may have at the time of such request, the Parties shall conduct good-faith discussions regarding the terms of a supply agreement (and a corresponding quality agreement with customary terms and conditions) pursuant to which Agenus would supply the Licensed Products to Gilead for its Clinical Trials (the “Supply Agreement”). [******]. In addition, the Supply Agreement shall otherwise include mutually agreed terms as are customary for agreements of such type.

Article 6
ASSISTANCE; TRANSITION; UPSTREAM LICENSE AGREEMENTS

6.1Assistance

.  Agenus shall, and shall cause its Affiliates to, cooperate with Gilead and its designees and provide reasonable assistance to Gilead and its designees to transition Development and Manufacturing activities with respect to Initial Licensed Products to Gilead and its designees to the extent reasonably requested by Gilead, including by: (a) providing Gilead and its designees reasonable assistance with respect to Development, regulatory, and Manufacturing transition matters related to the Initial Licensed Products; and (b) providing Gilead and its designees with reasonable access by teleconference or in‑person (as requested by Gilead) to Agenus personnel (and personnel of its Affiliates and Third Party contractors) involved in Development, regulatory, or Manufacturing matters related to the Initial Licensed Products to assist with the transition and answer questions related to the Initial Licensed Products. Agenus shall provide the assistance described in this Article 6, with qualified personnel and at Gilead’s reasonable request, until [******] (the “Transition Period”); provided, that Agenus shall, and shall cause its Affiliates to, complete the activities assigned to, or otherwise contemplated to be completed by, Agenus under the Tech Transfer Plan which have not been completed as of the expiration of the Transition Period, and shall cooperate in good faith with Gilead and its designees and provide reasonable assistance to Gilead and its designees after expiration of the Transition Period to address any issues arising out of or not addressed by the transition activities contemplated by this Section 6.1, which issues are materially and adversely impacting Gilead’s ability to assume responsibility for the Development and Manufacture of the Initial Licensed Products in accordance with this Agreement.

6.2Know-How Transfer

.  The Parties have agreed to the tech transfer plan attached hereto as Schedule 6.2 (the “Tech Transfer Plan”), pursuant to which Agenus shall disclose to Gilead and its designees in English, including by providing hard or electronic copies thereof, [******].

6.3Licensed Products Inventory Transfer

.  Without limiting the provisions of Section 6.1, upon Gilead’s written request and at no additional cost to Gilead, Agenus shall promptly assign and transfer to Gilead or its designee and deliver to Gilead or its designee, at a location to be specified by Gilead, the inventory of the Licensed Products set forth in Schedule 6.3 (the “Transferred Inventory”), along with all applicable manufacturing, GMP and shelf-life information in accordance with the Tech Transfer Plan.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.4Manufacturing Technology Transfer

.  Without limiting the other provisions of Article 6, as soon as reasonably practicable following the Effective Date (but in no event later than as required under the Tech Transfer Plan), Agenus shall transfer, and thereafter continue, during the Transition Period as may be reasonably requested by Gilead from time to time, the transfer (from Agenus, its Affiliates, or its Third Party contract manufacturers) to Gilead and its designees copies in English (in writing or in an electronic format) of [******] as of the Effective Date that is [******] to the Manufacture of the Licensed Products, in order to enable Gilead and its designees to Manufacture the Licensed Products, including, if desired by Gilead, to replicate the process employed by or on behalf of Agenus prior to the Effective Date to Manufacture the Licensed Products.  Such transfers shall be in accordance with the Tech Transfer Plan in which the Parties have identified [******] required for Manufacture, or [******] for the Development and Manufacture of the Licensed Products; provided, that, if Gilead reasonably believes that any materials which are not identified in the Tech Transfer Plan are [******] for the Manufacture, or are [******] for the Development or Manufacture of the Licensed Products (but excluding [******]), then Agenus shall cooperate in good faith with Gilead to provide such materials to Gilead.  In addition, at the reasonable request of Gilead from time to time, Agenus shall make its employees and consultants (including personnel of its Affiliates and Third Party contract manufacturers) available to Gilead and its designees to provide reasonable consultation and technical assistance in order to ensure an orderly transition of the Manufacturing technology and operations to Gilead and its designees and to assist Gilead and its designees in the Manufacture of the Licensed Products.  [******].

6.5Assignment of Agreements

.  Agenus shall, or shall cause its Affiliates to, as applicable, to the extent legally permissible (provided, that, to the extent consent is required from the relevant counterparty, Agenus shall, or shall cause its Affiliates to, as applicable, [******]):  (a) assign to Gilead or its designee any or all (as designated by Gilead) Development and Manufacturing Agreements; or (b) assist Gilead or its Affiliate in entering into new agreements directly with the counterparties to any or all Development and Manufacturing Agreements to cover the subject matter of such Development and Manufacturing Agreements, as applicable, in each case ((a) and (b)), to the extent requested by Gilead in writing.  If any Development and Manufacturing Agreement is assigned to Gilead, Agenus shall be solely responsible for, and shall indemnify and hold harmless Gilead and all other Gilead Indemnitees from and against any costs and other Damages arising from, or relating to, any such Development and Manufacturing Agreement as a result of, or in connection with, events or occurrences prior to the date of such assignment (including any payments that accrued prior to the date of such assignment but which do not become payable until after the date of such assignment).

6.6Upstream License Agreements

.  In the event that after the Effective Date Agenus enters into a contract or agreement with a Third Party pursuant to which Agenus in-licenses or otherwise acquires Control of any Patents, Know-How, or other intellectual property rights that would constitute Agenus IP for purposes of this Agreement, then Agenus shall promptly provide Gilead with notice and a copy of the applicable license or other contract or agreement with the Third Party.  Within [******] following receipt of such notice, Gilead shall decide, in its sole discretion, whether or not to accept such Patents, Know-How, or other intellectual property as Agenus IP licensed under this Agreement and provide Agenus written notice of such decision.  In the event of acceptance, such Patents, Know-How, or other intellectual property shall constitute Agenus IP licensed to Gilead under this Agreement, such agreement shall thereafter be

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

included within the definition of Upstream License Agreements, and [******] shall be responsible for any payments arising thereunder [******] (provided, that, [******]).  In the event that Gilead does not accept such Third Party agreement as an Upstream License Agreement (including by failing to respond within such [******] period), Gilead and its Affiliates shall have no obligations with respect to such Third Party agreement and such Patents, Know-How or other intellectual property shall not constitute Agenus IP licensed to Gilead hereunder.

Article 7
FINANCIAL TERMS

7.1Upfront Payment

.  No later than [******] after the Effective Date, Gilead shall pay to Agenus a one (1)-time, non-refundable, and non-creditable payment of [******] in immediately available funds by wire transfer, in accordance with wire instructions to be provided in writing by Agenus to Gilead on or before the Effective Date.  The foregoing upfront payment shall be deemed to be allocated [******] in the manner set forth on Schedule 7.1 attached hereto.

7.2Milestones

.

7.2.1Milestones.  Subject to the terms of this Section 7.2.1 and Section 7.7.1, Gilead shall notify Agenus within [******] following the achievement by Gilead, its Affiliates, or its Sublicensees under this Agreement of each milestone event described in the table below in this Section 7.2.1 (each, a “Milestone Event”) with respect to the first (and only the first) Licensed Product to achieve such Milestone Event under this Agreement, and Gilead shall thereafter pay the applicable amount set forth below associated with the applicable Milestone Event in accordance with Section 7.2.2 (each, a “Milestone Payment”):

Development Milestone Event	Development Milestone Payment
(a)[******]	[******]
(b)[******]	[******]
(c)[******]	[******]
(d)[******]	[******]
(e)[******]	[******]
Regulatory Milestone Event	Regulatory Milestone Payment
(f)[******]	[******]
(g)[******]	[******]
(h)[******]	[******]

Each Milestone Payment shall be non-refundable, non-creditable, and payable a maximum of one (1) time as set forth in the table above, regardless of the number of Licensed

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Products which achieve the applicable Milestone Event (i.e., a maximum of [******] Milestone Payments may be made pursuant to this Section 7.2.1), and no Milestone Payment shall be due hereunder for subsequent or repeated achievement of any such Milestone Event.

Upon the achievement of any Milestone Event listed in Section [******] above, any of the Milestone Event(s) listed in such Sections: (i) which are listed earlier in the table above than the achieved Milestone Event; and (ii) for which the applicable Milestone Payment(s) has not been previously paid, shall become due and payable together with the Milestone Payment due in connection with such achieved Milestone Event; provided, that if the achieved Milestone Event is the Milestone Event listed in Section [******] above, the Milestone Payment due in connection with the achievement of the Milestone Event listed in Section [******] shall not become due and payable together with the Milestone Payment due in connection with such achieved Milestone Event. If the Milestone Event listed in Section [******] above is achieved prior to the achievement of the Milestone Event listed in Section [******] above, then the Milestone Payment corresponding to the Milestone Event listed in Section [******] above shall become due and payable together with the Milestone Payment due in connection with the achievement of the Milestone Event listed in Section [******] above.

Further, if a [******] for a [******] does not constitute a [******] at the time of its [******], then subject to the other terms of this Section 7.2.1, such [******] shall be deemed a [******] and the Milestone Event listed in Section [******] or Section [******], as applicable, for such [******] shall be deemed achieved (to the extent not previously achieved) at the [******].

For the avoidance of doubt, the maximum amount payable by Gilead pursuant to this Section 7.2.1 is [******], assuming that each Milestone Event in this Section 7.2.1 were achieved.

7.2.2Invoice and Payment of Milestone Payments.  Following Agenus’s receipt of notice from Gilead that Gilead has achieved a Milestone Event, Agenus shall invoice Gilead for the applicable Milestone Payment, and Gilead shall pay such Milestone Payment within [******] after receipt of such invoice.

7.3Sales Milestones

.

7.3.1Sales Milestones.  Subject to the terms of this Section 7.3.1 and Section 7.7, Gilead shall notify Agenus within [******] after the end of the [******] during which a given milestone event described below in this Section 7.3.1 (each, a “Sales Milestone Event”) was first achieved by Gilead under this Agreement, and Gilead shall thereafter pay the applicable amounts set forth below associated with the applicable Sales Milestone Event in accordance with Section 7.3.2 (each, a “Sales Milestone Payment”):

Sales Milestone Event	Sales Milestone Payment
(a)[******]	[******]
(b)[******]	[******]

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sales Milestone Event	Sales Milestone Payment
(c)[******]	[******]
(d)[******]	[******]

Each Sales Milestone Payment shall be non-refundable, non-creditable, and payable a maximum of one (1) time as set forth in the table above, regardless of the number of times the applicable Sales Milestone Event was achieved (i.e., a maximum of [******] Sales Milestone Payments may be made pursuant to this Section 7.3.1), and no Sales Milestone Payment shall be due hereunder for subsequent or repeated achievement of any such Sales Milestone Event.  Upon achievement of any Sales Milestone Event listed in [******] above, any previously listed Sales Milestone Event for which the applicable Milestone Payment has not been paid shall be due together with the Milestone Payment due in connection with such achieved Sales Milestone Event.  For the avoidance of doubt, the maximum amount payable by Gilead pursuant to this Section 7.3.1 is [******], assuming that each Sales Milestone Event in this Section 7.3.1 were achieved.  [******].

7.3.2Invoice and Payment of Sales Milestone Payments.  Following Agenus’s receipt of notice from Gilead that Gilead has achieved a Sales Milestone Event, Agenus shall invoice Gilead for the applicable Sales Milestone Payment, and Gilead shall pay such Sales Milestone Payment within [******] after receipt of the invoice therefor.

7.4Royalties

.

7.4.1Royalty Rates.  Subject to the terms of this Section 7.4.1 and Section 7.7, Gilead shall pay Agenus royalties on Annual Net Sales, on a Licensed Product-by-Licensed Product basis, during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the applicable Licensed Product multiplied by the applicable royalty rate set forth below for such portion of Annual Net Sales during the applicable Royalty Term for each such Licensed Product.  For clarity, the royalties (and royalty tiers) shall be calculated separately on a Licensed Product-by-Licensed Product basis.

Portion of Annual Net Sales in the Territory for a given Licensed Product in a given Calendar Year	Royalty Rate
i.[******]	[******]
ii.[******]	[******]
iii.[******]	[******]
iv.[******]	[******]

The applicable royalty rate set forth in the table above shall apply only to that portion of the Annual Net Sales of a given Licensed Product during a given Calendar Year that falls within the indicated range.  [******].

7.4.2Royalty Term.  Gilead’s royalty obligations to Agenus under Section 7.4.1 shall apply, on a Licensed Product-by-Licensed Product and country-by-country basis, only

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

during the applicable Royalty Term for such Licensed Product in such country.  Following the expiration of the applicable Royalty Term for a given Licensed Product in a given country:  (a) no further royalties shall be payable with respect to sales of such Licensed Product in such country; and (b) the license granted to Gilead under this Agreement with respect to such Licensed Product in such country shall become fully paid-up, perpetual, irrevocable, and royalty-free in accordance with Section 14.1.2(a).

7.4.3Royalty Reductions.

(a)[******]

(b)[******]

7.4.4Offset for Third Party Payments.

(a)[******]

(b)[******]

7.4.5Royalty Floor.

(a)[******]

(b)[******]

(c)[******]

(d)[******]

Invoice and Payment of Royalty Payments

.  Starting on the date of First Commercial Sale of a Licensed Product in the Territory, Gilead shall furnish to Agenus a [******] written report for each subsequent [******] showing the Net Sales of all Licensed Products and the royalty payments due to Agenus on such sales.  Each such royalty report shall be due within [******] after the end of the relevant [******].  Each royalty report shall describe [******].  Within [******] following the delivery of the applicable [******], Agenus shall invoice Gilead for the royalties due to Agenus with respect to Net Sales for such [******] as set forth in such royalty report and Gilead shall pay such amounts to Agenus within [******] following Gilead’s receipt of such invoice.

Additional Payment Terms

.

7.6.1Currency.  All payments hereunder shall be made in Dollars by wire transfer to a bank designated in writing by the Payee no later than [******] prior to the date by which the applicable payment must be made.  Conversion of sales recorded in local currencies to Dollars shall be performed in compliance with Accounting Standards and the Payor’s normal practices used to prepare its audited financial statements.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.6.2Taxes; Withholding.

(a)Generally.  Except as set forth in this Section 7.6.2, the Payee shall be liable for all income and other taxes (including interest) (“Taxes”) imposed upon any payments made by the Payor to Payee under this Agreement (“Agreement Payments”).  The amounts set forth herein are exclusive of all applicable sales or use, goods and services, value added, consumption or other similar fees or taxes (“Transfer Taxes”) arising on the Agreement Payments, and the Payor shall be responsible for and pay any such Transfer Taxes imposed on it with respect to the Agreement Payments due to the Payee hereunder.

(b)Tax Withholding.  If Applicable Law requires the withholding of Taxes, the Payor shall subtract the amount thereof from the Agreement Payments and remit such withheld amount to the relevant Governmental Authority in a timely manner; provided, however, that before making such withholding, the Payor shall use reasonable efforts to give the Payee notice of the intention to make such withholding.  For the avoidance of doubt, Payor’s remittance of such withheld Taxes, together with payment to the Payee of the remaining Agreement Payments, shall constitute Payor’s full satisfaction of Agreement Payments under this Agreement.  The Payor shall promptly (as available) submit to the Payee appropriate proof of payment of the withheld Taxes as well as the official receipts within a reasonable period of time.  The Payor shall provide the Payee reasonable assistance in establishing entitlement to a reduction to, or elimination of, such withholding of Taxes under Applicable Law, including under the benefit of any present or future treaty against double taxation, and the Payor shall provide the Payee with reasonable assistance in seeking refund of such withheld Taxes.  Notwithstanding the foregoing, if, as a result of Payor (i) assigning this Agreement, (ii) extending its rights or obligations pursuant to Section 15.15 or (iii) changing its domicile, additional Taxes become due that would not have otherwise been due hereunder with respect to Agreement Payments, Payor shall be responsible for all such additional withholding Taxes and shall pay Payee such amounts as are necessary to ensure that Payee receives the same amount as it would have received had no such assignment or change in domicile been made.  [******].

(c)Tax Cooperation.  The Parties shall cooperate with respect to all documentation required by any taxing authority or reasonably requested by either Party to secure a reduction in the rate of applicable withholding taxes.

Records; Audit Rights

.

7.7.1Records.  Each Party shall keep complete, true, and accurate books and records in accordance with its Accounting Standards in relation to this Agreement, including with respect to Gilead, its Affiliates, and cause its Sublicensees, in relation to Net Sales, royalties, Milestone Payments, and Sales Milestone Payments.  Each Party shall keep such books and records for at least [******] following the Calendar Year to which they pertain or for such longer period of time as required under any Applicable Law.

7.7.2Audit Rights.  Subject to the other terms of this Section 7.7.2, during the Term, at the request of Agenus, which shall not be made more frequently than [******] per [******], upon at least [******] prior written notice from Agenus, and at the expense of Agenus, Gilead shall permit an independent, nationally-recognized certified public accountant

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

selected by Agenus and reasonably acceptable to Gilead (the “Auditor”) to inspect, during regular business hours, the relevant records required to be maintained by Gilead under Section 7.7.1 or otherwise reasonably necessary to verify the accuracy of royalty reports for such Calendar Year; provided, that such audit right shall not apply to records beyond [******] from the end of the Calendar Year to which they pertain [******].  Prior to its inspection, the Auditor shall enter into a confidentiality agreement with both Parties having obligations of confidentiality and non-use no less restrictive than those set forth in Article 11 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 7.7.1.  The Auditor shall report to Agenus only whether the particular amounts being audited were accurate and, if not, the amount of any discrepancy, and the Auditor shall not report any other information to Agenus.  Agenus shall treat the results of any the Auditor’s review of Gilead’s records as Confidential Information of Gilead subject to the terms of Article 11.  In the event such audit leads to the discovery of a discrepancy to Agenus’s detriment, Gilead shall, within [******] days after receipt of such report from the Auditor, pay any undisputed amount of the discrepancy.  Agenus shall pay the Auditor’s full cost of the audit unless the underpayment of amounts due Agenus is more than [******], in which case Gilead shall pay the reasonable cost charged by the Auditor for such review.  Any undisputed overpayments by Gilead revealed by an examination shall be paid by Agenus within [******] of Agenus’s receipt of the applicable report.  [******].

7.7.3[******]

Upstream License Agreements and Development and Manufacturing Agreements

.  Notwithstanding anything to the contrary under this Agreement, but subject to Section 6.6 and Section 6.5, Agenus shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments, and royalty payments) arising under any agreements between Agenus (or any of its Affiliates) and any Third Party, including under: (a) any Existing Upstream License Agreements and any other Upstream License Agreements, unless and until (in the case of such other Upstream License Agreements) such agreements have been accepted by Gilead pursuant to Section 6.6, and (b) any Development and Manufacturing Agreements, unless and until such agreements have been assigned to Gilead pursuant to Section 6.5, as applicable.

7.9[******]

Article 8
LICENSEs; EXCLUSIVITY

Licenses to Gilead; Upstream License Agreements

.

Licenses to Gilead

.

(a)Licensed Products.  As of the Effective Date and subject to the terms and conditions of this Agreement, Agenus hereby grants to Gilead a royalty-bearing, exclusive, transferrable (solely pursuant to Section 15.4), and sublicenseable (through multiple tiers)

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

license, under the Agenus IP, to Develop, Manufacture, and Commercialize the Licensed Products in the Field in the Territory.

(b)[******]

(c)[******]

(d)Exclusion.  For the avoidance of doubt, Agenus does not grant to Gilead pursuant to this Agreement any license under or rights to any intellectual property rights Controlled by Agenus or its Affiliates to Develop, Manufacture or Commercialize any product that [******].

Upstream License Agreements

.  To the extent that the licenses granted by Agenus to Gilead under the Agenus IP pursuant to Section 8.1 constitute (a) the grant of a sublicense to Gilead of certain Agenus IP that is not owned by Agenus or any of its Affiliates, but that is in-licensed by Agenus or any such Affiliate from a Third Party licensor pursuant to an Upstream License Agreement or (b) the license of certain Agenus IP that is otherwise encumbered by obligations that would be binding on Gilead by their terms, then Gilead shall comply, and shall cause its Affiliates and Sublicensees to comply, with the specific obligations applicable to sublicensees under such Upstream License Agreement(s) [******].

Subcontracting; Sublicenses

.

Subcontracting

.  Gilead may subcontract to Affiliates or Third Parties the performance of tasks and obligations related to Gilead’s Development, Manufacture, and Commercialization of the Licensed Products under this Agreement as Gilead deems appropriate, which subcontract may include a sublicense of Agenus IP rights necessary for the performance of the subcontract as reasonably required.

Sublicenses

.  Gilead shall provide Agenus with [******] of each agreement with a Third Party Sublicensee (other than any agreement with a Third Party subcontractor entered into in the ordinary course of business) within [******] after the execution thereof; provided, that Gilead may [******]. Each sublicense shall require the applicable Sublicensee to comply with applicable terms and conditions of this Agreement.  Gilead shall remain liable for any action or failure to act by any Sublicensee or Affiliate if such action or failure to act would have constituted a breach of this Agreement if committed by Gilead.

Rights Retained by the Parties

.  Each Party retains all rights under Patents, Know-How, or other intellectual property rights Controlled by such Party which are not expressly granted to the other Party pursuant to this Agreement. Notwithstanding the foregoing, [******].

No Implied Licenses

.  Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party or any of its Affiliates, as a result of this Agreement, obtain any ownership interest, license, or other right in or to any Patents, Know-How, or other intellectual property rights of the other Party, including tangible or intangible items owned, controlled, or developed by the other Party, or provided by the other Party to the receiving Party at any time, in each case, pursuant to this Agreement.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exclusivity

.

8.5.1General.  Subject to Section 8.5.2, [******], Agenus shall not, and shall cause its Affiliates not to, [******].

8.5.2[******]

Right of First Negotiation

.  In the event that (a) Gilead is interested in obtaining a right or license to Develop or Commercialize a ROFN Product (a “ROFN Product License”), (b) [******] or (c) [******], then Gilead will provide notice thereof to Agenus or Agenus will provide notice thereof to Gilead (which notice by Agenus to Gilead will include the applicable Data Package), as applicable (a “ROFN Notice”).  If Gilead provides a ROFN Notice, Agenus shall [******] provide a Data Package to Gilead with respect to the applicable ROFN Product. Gilead shall have [******] from receipt of a ROFN Notice from Agenus or, if Gilead provides a ROFN Notice to Agenus, receipt of the applicable Data Package from Agenus, to elect to seek a ROFN Product License with respect to the applicable ROFN Product, in which case it will provide notice of such election to Agenus (a “ROFN Negotiation Notice”).  If Gilead provides a ROFN Negotiation Notice, the Parties shall negotiate [******] (the “ROFN Negotiation Period”), to reach agreement on the terms and conditions of such ROFN Product License for such ROFN Product.  If Gilead fails to provide Agenus with a ROFN Negotiation Notice within such [******] period, Gilead shall have no further rights with respect to a ROFN Product License for such ROFN Product.  If Gilead provides a ROFN Negotiation Notice within such [******] period, but Gilead and Agenus fail to reach agreement within the ROFN Negotiation Period on the terms of a ROFN Product License for the applicable ROFN Product, then [******].  From time to time during the ROFN Negotiation Period, Gilead may provide Agenus with written notice requesting additional information relevant to the ROFN Product that then exists and is within Agenus’s control with respect to the applicable ROFN Product, or a discussion with Agenus representative(s) who have the relevant knowledge and information regarding the applicable ROFN Product (an “Information Request Notice”).  Agenus shall use all reasonable efforts to provide such information or hold such discussion as promptly as practicable but in any event within [******] after receipt of such Information Request Notice.  If the Information Request Notice is provided during [******], to the extent that Agenus has not provided such information in any material respect or has failed to hold such discussion, Gilead shall notify Agenus thereof and the ROFN Negotiation Period shall be extended by [******].

Article 9
INTELLECTUAL PROPERTY

9.1Inventorship and Ownership

.  The determination of inventorship under this Agreement shall be made in accordance with U.S. patent laws.  As between the Parties, all Inventions made or created solely by a Party’s or any of its Affiliates’ employees, independent contractors, or consultants, in the course of conducting activities under this Agreement, together with all intellectual property rights therein, shall be owned by such Party.  All Inventions made or created jointly by each Party’s (or any of its Affiliates’) employees, independent contractors, or consultants, in the course of conducting activities under this Agreement, together with all Patents therein (“Joint Patents”), shall be jointly owned by the Parties (“Joint IP”).  Joint IP shall be owned jointly by Gilead and Agenus on the basis of an equal, undivided interest

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[******] and shall be deemed to be Controlled by each Party, subject to the licenses granted under this Agreement.  [******].

9.2Prosecution and Maintenance

.

9.2.1[******] shall be responsible for the Prosecution and Maintenance of the Agenus Patents [******]. [******] shall [******] the Agenus Patents and, [******].  [******] shall [******], and [******].

9.2.2[******] shall [******], or [******].  [******] shall [******], in connection with such [******].  In such event, [******] shall [******], to [******] or [******] of such [******].

9.2.3Each Party hereby agrees to reasonably cooperate with one another with respect to the Prosecution and Maintenance of the Agenus Patents for which such Party is responsible pursuant to this Agreement, including by: (a) making its employees, and using reasonable efforts to make its licensees, sublicensees, independent contractors, agents and consultants, reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake Prosecution and Maintenance of Patents as contemplated by this Agreement; and (b) endeavoring in good faith to coordinate its efforts with the other Party [******].

9.3Enforcement

.

9.3.1Each Party shall promptly notify the other Party of any infringement by a Third Party of any Agenus Patent in the Territory of which it becomes aware, including any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability, or non-infringement with respect to such Agenus Patent (“Infringement”).  Without limiting the foregoing, Gilead shall deliver to Agenus any certification that Gilead receives pursuant to 42 U.S.C. § 262(l) or such similar laws as may exist in jurisdictions other than the United States with respect to a Licensed Product within [******] after receipt thereof.

9.3.2[******] shall have [******], but not [******], to [******] in connection with [******]. At the [******], [******] shall provide [******] in connection with [******] in connection [******], including by [******].  [******] may [******] if [******].  [******] agrees to [******].  Additionally, [******] shall have the right to [******] at [******] and [******].

9.4Defense

.

9.4.1Each Party shall promptly notify the other Party of any claim alleging that the Development, Manufacture, or Commercialization of the Licensed Products in the Territory infringes, misappropriates, or otherwise violates any Patents, Know-How, or other intellectual property rights of any Third Party (“Third Party Infringement Claim”).  In any such instance, the Parties shall as soon as practicable thereafter discuss in good faith the best response to such notice of such Third Party Infringement Claim.

9.4.2[******] shall [******]; provided, [******].

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.5Recovery

.  Any recovery received as a result of any action under Section 9.3 or Section 9.4, as applicable, shall be allocated in the following order:  [******].

9.6Trademarks

.  [******] shall have the right, but not the obligation, to brand the Licensed Products using trademarks and trade names [******] for the Licensed Products, which may vary within the Territory (the “Licensed Product Marks”). [******].

9.7Patent Extensions

.  [******], [******] shall:  (a) with respect to requests [******]; and (b) with respect to all other requests, [******], in each case, patent term restoration (including under the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and patent term extensions (collectively, “Patent Extensions”) with respect to the Agenus Patents, where applicable, [******].  If requested by [******] or in the event that [******], [******] shall [******] to [******] for such Patent Extensions [******], [******], and [******] shall [******].

Article 10
ANTITRUST LAW COMPLIANCE; EFFECTIVENESS

10.1Filings

.  Each Party agrees to make any appropriate filings, if necessary or advisable, pursuant to the HSR Act as promptly as practicable but in any event no later than [******] after the Execution Date, with the Federal Trade Commission and the U.S. Department of Justice.  The Parties shall cooperate with one another in the preparation and execution of all documents that are necessary to be filed pursuant to the HSR Act and shall specifically request early termination of the initial HSR Act waiting period.  The related filing fees associated with the submission under the HSR Act [******].

10.2Closing.

10.2.1Closing. The closing of the transactions contemplated by this Agreement shall take place remotely via the electronic exchange of documents and signatures as soon as practical, but no later than on the [******] following the date on which all of the conditions precedent set forth in Section 10.2.2 have been satisfied or waived by the applicable Party (other than Section 10.2.2(c), which can only be satisfied or waived at the closing), or at such other time and place as Agenus and Gilead may agree upon in writing  (the “Closing Date”).

10.2.2Conditions to Effectiveness. The obligation of the Parties to consummate the transactions contemplated by this Agreement is subject to the satisfaction by each Party of the following conditions, any or all of which may be waived in whole or in part by the other Party in its sole discretion, subject to Applicable Law:

(a)the expiration or termination of all applicable waiting period(s) and any other required clearances under the HSR Act;

(b)the representations and warranties made by such Party in Sections 12.1 and 12.2 of this Agreement, Sections 13.1 and 13.2 of the Option and License Agreement (AGEN1223), and Sections 13.1 and 13.2 of the Option and License Agreement (AGEN2373) (each, with respect to Agenus) and Sections 12.1 and 12.3, Sections 13.1 and 13.3 of the Option and License Agreement (AGEN1223), and Sections 13.1 and 13.3 of the Option and License

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement (AGEN2373) (each, with respect to Gilead) shall be true and correct in all material respects as of the Effective Date, and, with respect to Agenus as such Party, Agenus shall have performed and complied in all material respects with the covenants set forth in Section 2.1.3 and Section 12.4.2 of this Agreement, Section 13.4.2 of the Option and License Agreement (AGEN1223), and Section 13.4.2 of the Option and License Agreement (AGEN2373); and

(c)the provision by each Party to the other Party of an officer’s certificate certifying the satisfaction of the condition in Section 10.2.2(b) with respect to such Party.

Article 11
CONFIDENTIALITY

11.1Nondisclosure

.  Each Party agrees that a Party (the “Receiving Party”) which receives the Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall:  (a) maintain in confidence such Confidential Information using not less than the efforts that such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts; (b) not disclose such Confidential Information to any Third Party without first obtaining the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 11; and (c) not use such Confidential Information for any purpose except those permitted under this Agreement, including, in the case of Gilead, the exercise of the rights and licenses granted to Gilead hereunder.  The obligations of confidentiality, non-disclosure, and non-use under this Section 11.1 shall be in full force and effect from the Execution Date until [******] following the expiration of the Term.  The Receiving Party shall return all copies of or destroy the Confidential Information of the Disclosing Party disclosed or transferred to it by the Disclosing Party pursuant to this Agreement, within [******] after the expiration or termination of this Agreement; provided, however, that a Party may retain:  (i) Confidential Information of the Disclosing Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement; and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof.  In addition, [******] shall keep confidential, and shall cause its Affiliates and its and their employees, consultants, licensees, sublicensees, professional advisors, and Affiliates to keep confidential, [******] to the extent [******] on confidentiality terms at least as protective as the confidentiality provisions of this Agreement [******].

11.2Exceptions

.

11.2.1General.  Section 11.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party to the extent that such Confidential Information:

(a)was known to the Receiving Party or any of its Affiliates, as evidenced by written records, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c)is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder; or

(d)is independently developed by or for the Receiving Party or any of its Affiliates, as evidenced by written records, without reference to or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

11.3Authorized Disclosure

.

11.3.1Disclosure.  Notwithstanding Section 11.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a)subject to Section 11.5, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission or any national securities exchange in any jurisdiction in the Territory) (collectively, the “Securities Regulators”) or with judicial process (including prosecution or defense of litigation) if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b)disclosure to governmental or other regulatory agencies in order to obtain Patents, to obtain or maintain approval to conduct Clinical Trials, or to market the Licensed Products under this Agreement, in each case, in accordance with this Agreement; provided, that reasonable steps are taken to ensure confidential treatment of such Confidential Information to the extent available;

(c)disclosure to any of its officers, employees, consultants, agents, or Affiliates, and: (i) in the case of [******], any [******], (ii) in the case of [******], [******], any [******], and (iii) in the case of either Party, to such Party’s actual or potential acquirers, investors, or lenders as part of their due diligence investigations; provided, that, prior to any such disclosure, each such disclosee is bound by written obligations of confidentiality, non-disclosure, and non-use no less restrictive than the obligations set forth in this Article 11 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 11.3.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 11.3.1(c) to treat such Confidential Information as required under this Article 11; and

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)disclosure to its advisors (including attorneys and accountants) in connection with activities under this Agreement; provided, that, prior to any such disclosure, each such disclosee is bound by written obligations of confidentiality, non-disclosure, and non-use no less restrictive than the obligations set forth in this Article 11 (provided, however, that in the case of legal advisors, no written agreement shall be required), to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 11.3.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 11.3.1(d) to treat such Confidential Information as required under this Article 11.

11.3.2Terms of Disclosure.  If and whenever any Confidential Information is disclosed in accordance with this Section 11.3, such disclosure shall not cause any such information to cease to be Confidential Information, except to the extent that such disclosure results in a public disclosure of such information other than by breach of this Agreement.

11.4Terms of this Agreement

.  The Parties agree that this Agreement and the terms hereof shall be deemed to be Confidential Information of both Agenus and Gilead, and each Party agrees not to disclose this Agreement or any terms hereof without obtaining the prior written consent of the other Party; provided, that each Party may disclose this Agreement or any terms hereof in accordance with the provisions of Section 11.3 or Section 11.5, as applicable.

11.5Securities Filings; Disclosure under Applicable Law

.  Each Party acknowledges and agrees that the other Party may submit this Agreement to, or file this Agreement with, the Securities Regulators or to other Persons as may be required by Applicable Law, and if a Party submits this Agreement to, or files this Agreement with, any Securities Regulator or other Person as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement.  Notwithstanding the foregoing, if a Party is required by any Securities Regulator or other Person as may be required by Applicable Law to make a disclosure of the terms of this Agreement in a filing or other submission as required by such Securities Regulator or such other Person, and such Party has:  (a) provided copies of the disclosure to the other Party reasonably in advance under the circumstances of such filing or other disclosure; (b) promptly notified the other Party in writing of such requirement and any respective timing constraints; and (c) given the other Party reasonable time under the circumstances from the date of provision of copies of such disclosure to comment upon and request confidential treatment for such disclosure, then such Party shall have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by the Securities Regulator or the other Person.  Notwithstanding the foregoing, if a Party seeks to make a disclosure as required by a Securities Regulator or other Person as may be required by Applicable Law as set forth in this Section 11.5 and the other Party provides comments in accordance with this Section 11.5, the Party seeking to make such disclosure or its counsel, as the case may be, shall use good-faith efforts to incorporate such comments.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Publicity

.

11.6.1Subject to Section 11.3, Section 11.5, and this Section 11.6.1, [******]; provided, that [******].  The contents of any press release, publication, or other public statement that has been reviewed and approved by [******] may be re-released by [******] without first obtaining [******] prior written consent in accordance with this Section 11.6.1.

11.6.2[******]; provided, that, subject to Sections 11.3 and 11.5, any such [******]. [******], [******] shall use [******]. [******] shall first [******], subject to and in accordance with Section 11.3 and Section 11.5, as applicable.

11.6.3Notwithstanding the foregoing Sections 11.6.1 and 11.6.2, the Parties shall mutually agree to a press release or public announcement regarding this Agreement and the terms hereof, such press release or public announcement to be issued promptly (but in no event later than [******]) after the Execution Date, or as otherwise agreed by the Parties.  Either Party shall be authorized to use the information disclosed in any mutually approved press release or public announcement without the need to seek further consent or approval thereof from the other Party.

11.7Use of Names

.  Except as otherwise expressly set forth herein, neither Party (or any of its respective Affiliates) shall use the name, trademark, trade name, or logo of the other Party or any of its Affiliates, or its or their respective employees, in any publicity, promotion, news release, or other public disclosure relating to this Agreement or its subject matter, without first obtaining the prior written consent of the other Party; provided, that such consent shall not be required to the extent use thereof may be required by Applicable Law, including the rules of any securities exchange or market on which a Party’s or its Affiliate’s securities are listed or traded.  Each Party shall be authorized to use the name, trademark, trade name, or logo of the other Party in the manner that such other Party has previously approved, without the need to seek further consent or approval thereof from the other Party.

11.8Clinical Trials Registry

.  For clarity, Gilead, its Affiliates, and its designees shall [******].  The Parties shall [******].

Article 12
REPRESENTATIONS AND WARRANTIES; COVENANTS

12.1Representations and Warranties of Each Party

.  Each Party hereby represents and warrants to the other Party, as of the Execution Date and the Effective Date, that:

12.1.1such Party is duly organized, validly existing, and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

12.1.2such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

12.1.3this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation, enforceable against it in accordance

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to:  (i) bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application affecting the rights and remedies of creditors; or (ii) laws governing specific performance, injunctive relief, and other equitable remedies;

12.1.4the execution, delivery, and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);

12.1.5no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or shall be necessary for, or in connection with, the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except:  (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials; or (ii) as set forth in Article 10; and

12.1.6it has obtained all necessary authorizations, consents, and approvals of any Third Party that is required to be obtained by it for, or in connection with, the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except:  (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials; or (ii) as set forth in Article 10.

12.2Representations and Warranties of Agenus

.  Except as set forth on Schedule 12.2, Agenus hereby represents and warrants to Gilead, as of the Execution Date and the Effective Date, that:

12.2.1(i) Schedule 1.11 sets forth a complete and accurate list of all Agenus Patents; and [******];

12.2.2[******]

12.2.3Agenus has the full right and authority to grant all of the rights and licenses granted to Gilead (or purported to be granted to Gilead) hereunder, [******] have [******] to any [******] relating to [******] that would [******];

12.2.4[******]

12.2.5[******]

12.2.6[******]

12.2.7all of Agenus’s and its Affiliates’ officers, employees, and consultants:  (i) have executed agreements or have existing obligations under Applicable Law requiring assignment to Agenus or its Affiliates of all inventions made during the course of and as the result of their association with Agenus or its Affiliates, as applicable, and obligating the

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

individual to assign to Agenus or its Affiliate, as applicable, all Inventions made during the course of performance under this Agreement; [******] and [******] have executed agreements or have existing obligations under Applicable Law obligating the individual to maintain as confidential Agenus’s Confidential Information as well as confidential information of other parties (including of Gilead and its Affiliates) that such individual may receive in its performance under this Agreement, to the extent required to support Agenus’s obligations under this Agreement;

12.2.8neither Agenus nor its Affiliates have [******] would be [******] by the [******];

12.2.9[******]

12.2.10[******]

12.2.11there are no [******] proceedings ([******]), or governmental investigations pending or, to the Knowledge of Agenus, threatened against Agenus or its Affiliates which could reasonably be expected to adversely affect or restrict the ability of Agenus to consummate or perform the transactions contemplated under this Agreement, [******];

12.2.12[******]

12.2.13[******]

12.2.14neither Agenus nor its Affiliates have entered into any agreement under which Agenus or its Affiliates:  (i) has obtained a license or sublicense of rights from a Third Party to any Agenus IP; or (ii) has granted a license, sublicense, option, or right to a Third Party that remains in effect to Develop, Manufacture, or Commercialize any Licensed Product, in each case (i) and (ii), with the exception of the Existing Upstream License Agreements, the Existing Development and Manufacturing Agreements, and Ordinary Course Agreements;

12.2.15Schedule 12.2.15 sets forth a complete and accurate list of the Existing Upstream License Agreements, other than Ordinary Course Agreements, in effect as of the Execution Date.  Agenus has provided Gilead or its counsel true, correct, and complete copies of each such Existing Upstream License Agreement, subject to redaction of certain terms not necessary to determining Gilead’s rights or obligations as a sublicensee of Agenus.  Each such Existing Upstream License Agreement is in full force and effect, and there has been no Default of or under any such Existing Upstream License Agreement as a result of any action or omission of Agenus or its Affiliates or, to the Knowledge of Agenus, the actions or omissions of any Third Party.  Agenus has not waived any of its rights under any such Existing Upstream License Agreement to which it is party.  The entry into this Agreement and the contemplated activities of the Parties hereunder will not adversely affect Agenus’s rights under any Existing Upstream License Agreement;

12.2.16other than the Existing Upstream License Agreements and the Existing Development and Manufacturing Agreements, Agenus (or its Affiliates, as applicable) has not entered into any material agreement relating to (i) the Development, Manufacture, or Commercialization of any Licensed Product [******];

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.2.17Agenus has disclosed to Gilead all material information and data, and all material correspondences sent to or received from any Regulatory Authority in the possession or control of Agenus or its Affiliates, in each case, related to any Licensed Product to the extent permitted under the Prior CDA;

12.2.18Subject to Section 3.2.1(b), Agenus has not obtained, or filed, any INDs, MAAs, or Regulatory Approvals or any other form of regulatory application for the conduct of Clinical Trials, marketing, or other purpose, for any Licensed Product, and no other Person has obtained, or filed for, any such INDs, MAAs, or Regulatory Approvals for such Licensed Products; and

12.2.19 [******]

12.3Representation and Warranty of Gilead

.  Gilead hereby represents and warrants to Agenus, as of the Execution Date and the Effective Date, that there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial, or legal, administrative, or other proceedings or governmental investigations pending or, to the knowledge of Gilead, threatened against Gilead which would reasonably be expected to adversely affect or restrict the ability of Gilead to consummate or perform the transactions contemplated under this Agreement.

12.4Covenants

.

12.4.1Mutual Covenants.

(a)Each Party hereby covenants to the other Party that such Party and its Affiliates shall perform its activities pursuant to this Agreement in compliance (and shall ensure compliance by any of its Sublicensees and subcontractors) with all Applicable Law, including, to the extent applicable, GCP, GLP, and GMP.

(b)Each Party shall immediately notify the other Party in writing if any debarment under Section 335a of Title 21 of United States Code comes to its attention with respect to any person employed or otherwise used in any capacity for performing any activities under this Agreement, and shall promptly remove such person or entity from performing any activities related to or in connection with this Agreement.

12.4.2Additional Agenus Covenants.  Agenus hereby covenants to Gilead that:

(a)Neither Agenus nor any of its Affiliates shall grant any right or license to any Third Party relating to: (i) one (1) or more of the intellectual property rights within the Agenus IP; or (ii) any other right with respect to any Licensed Product, in either case (i) or (ii), which would conflict with, [******], any of the rights or licenses granted to Gilead hereunder;

(b)[******]

(c)[******]

(d)Agenus shall:  (i) without limiting Agenus’s other obligations under this Agreement, maintain Control of all Agenus IP licensed or sublicensed to Gilead under each

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Existing Upstream License Agreement to the extent of Agenus’s Control of such Agenus IP as of the Execution Date; and (ii) not terminate, breach, or otherwise Default under, or amend or modify any Existing Upstream License Agreement in a manner that would permit the counterparty thereto to terminate such Existing Upstream License Agreement or otherwise diminish the scope or exclusivity of the rights or licenses granted to Gilead with respect to any Agenus IP [******];

(e)[******]

(f)[******]

12.5Disclaimer

.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NON-INFRINGEMENT OF ANY THIRD PARTY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT.  WITHOUT LIMITING THE FOREGOING, THE PARTIES AGREE THAT THE MILESTONE EVENTS, SALES MILESTONE EVENTS, AND NET SALES LEVELS SET FORTH IN THIS AGREEMENT OR THAT HAVE OTHERWISE BEEN DISCUSSED BY THE PARTIES ARE MERELY INTENDED TO DEFINE THE MILESTONE PAYMENTS, SALES MILESTONE PAYMENTS, AND ROYALTY OBLIGATIONS IF SUCH MILESTONE EVENTS, SALES MILESTONE EVENTS, OR NET SALES LEVELS ARE ACHIEVED.  NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP, MANUFACTURE, OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT WILL BE ACHIEVED.

Article 13
INDEMNIFICATION; INSURANCE

13.1Indemnification by Gilead

.  Gilead shall indemnify, defend, and hold harmless Agenus, its Affiliates, and its and their respective directors, officers, employees, agents, successors, and assigns (collectively, the “Agenus Indemnitees”) from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

13.1.1[******]

13.1.2[******]

13.1.3[******]

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

provided, however, that, in each case of [******], such indemnity shall not apply to the extent Agenus has an indemnification obligation pursuant to [******] for such Damages.

13.2Indemnification by Agenus

.  Agenus shall indemnify and hold harmless Gilead, its Affiliates, and its and their respective directors, officers, employees, agents, successors, and assigns (collectively, the “Gilead Indemnitees”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

13.2.1[******]

13.2.2[******]

13.2.3[******]

provided, however, that, in each case of [******], such indemnity shall not apply to the extent Gilead has an indemnification obligation pursuant to [******] for such Damages.

13.3Procedure

.

13.3.1If a Party is seeking indemnification under Section 13.1 or Section 13.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim giving rise to the obligation to indemnify pursuant to Section 13.1 or Section 13.2, as applicable, as soon as reasonably practicable after receiving notice of the claim (an “Indemnification Claim Notice”); provided, that any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 13.1 or Section 13.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant claims.

13.3.2The Indemnitor shall have the right, upon written notice given to the Indemnitee within [******] after receipt of the Indemnification Claim Notice (and, where the Indemnitor is Agenus, subject to receipt of Gilead’s prior written consent), to assume the defense of any such claim for which the Indemnitee is seeking indemnification pursuant to Section 13.1 or Section 13.2, as applicable.  The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense.  The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor.

13.3.3The Indemnitor shall not settle any claim without first obtaining the prior written consent of the Indemnitee, not to be unreasonably withheld, conditioned, or delayed; provided, however, that the Indemnitor shall not be required to obtain such consent if the settlement:  (a) involves only the payment of money and shall not result in the Indemnitee (or other Agenus Indemnitees or Gilead Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief; (b) does not require an admission by the Indemnitee (or other Agenus Indemnitees or Gilead Indemnitees, as applicable); and (c) does not adversely affect the intellectual property Controlled by, or the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement.  The Indemnitee shall not settle or compromise any such claim without first obtaining the prior written consent of the Indemnitor.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.3.4If the Parties cannot agree as to the application of Section 13.1 or Section 13.2, as applicable, to any claim, pending the resolution of the dispute pursuant to Section 15.6, the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 13.1 or Section 13.2, as applicable, upon resolution of the underlying claim.  In each case, the Indemnitee shall reasonably cooperate with the Indemnitor and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 11.

13.4Insurance

.

13.4.1Insurance Maintained by each Party.  During the Term, each Party shall have and maintain in full force and effect, at its own expense, insurance coverage to include:

(a)Commercial general liability insurance, including personal and advertising injury, with limits of liability not less than [******].  General liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage; and

(b)Workers’ compensation insurance in compliance with Applicable Law (including the local law requirements of the state or jurisdiction in which the work is to be performed).  Employer’s liability insurance in amounts not less than [******].  Where permitted by Applicable Law, such policies shall contain a waiver of the insurer’s subrogation rights against the non-insured Party.

13.4.2Additional Requirements.

(a)Additional Insured.  Each Party shall name the other Party as an additional insured on the insurance policies maintained pursuant to Section 13.4.1(a) either by endorsement or blanket additional insured endorsement.

(b)Evidence of Insurance.  Each Party will provide evidence of insurance maintained pursuant to this Section 13.4 on request of the other Party.

(c)Notice of Cancellation. Each Party will provide the other Party a notice of insurance policy cancellation in accordance with the provisions of the applicable insurance policy maintained pursuant to this Section 13.4.

(d)Policy Type.  Insurance policies maintained pursuant to this Section 13.4 should be occurrence type.  If policies maintained pursuant to this Section 13.4 are claims made, then insurance shall be maintained for at least [******] following expiration or termination of this Agreement.

(e)Insurance Carrier Rating. All insurance maintained pursuant to this Section 13.4 will be underwritten by companies with an AM best rating of at least [******].

[******]

13.5[******]

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

.

Article 14
TERM AND TERMINATION

14.1Term; Expiration

.

14.1.1Term.  Except for the terms and conditions of Article 1 (to the extent the definitions are used in the following provisions), Article 10, Article 11, Article 12, Article 15, this Section 14.1.1, and Section 14.7.1 (all of which shall become effective on the Execution Date), this Agreement shall become effective on the Closing Date (the “Effective Date”); provided, that this Agreement shall terminate immediately, upon written notice by a Party to the other Party, in the event that the Effective Date has not occurred on or prior to [******] after the Execution Date (“Initial Outside Date”), provided, Gilead may, in its sole discretion, provide written notice to Agenus on or prior to such Initial Outside Date to extend such Initial Outside Date by an additional [******].  Unless earlier terminated in accordance with this Article 14, this Agreement shall remain in effect until it expires as follows (the “Term”):

(a)on a Licensed Product-by-Licensed Product and country-by-country basis, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to such Licensed Product in such country; and

(b)this Agreement shall expire in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to the Licensed Products in all countries in the Territory.

14.1.2Effect of Expiration.  Upon the expiration of the Term pursuant to Section 14.1.1, the following terms shall apply:

(a)Licenses after Licensed Product Expiration.  Upon the expiration of the Term with respect to a given Licensed Product in a given country pursuant to Section 14.1.1(a), the license set forth in Section 8.1.1 with respect to the Licensed Product in such country shall become fully paid-up, perpetual, irrevocable, and royalty-free.

(b)Licenses after Expiration of Agreement.  Upon the expiration of the Term with respect to this Agreement in its entirety pursuant to Section 14.1.1(b), the license set forth in Section 8.1.1 with respect to all Licensed Products in all countries in the Territory shall become fully paid-up, perpetual, irrevocable, and royalty-free.

14.2Termination for Material Breach

.

14.2.1Material Breach.  This Agreement may be terminated in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis by a Party for a Material Breach by the other Party; provided, that the breaching Party has not cured such breach within [******] after the date of written notice to the breaching Party of such breach (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement (in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis).  Notwithstanding the foregoing, for any

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

breach of this Agreement with respect to any undisputed payment obligation, the Cure Period shall be [******].  Any termination of this Agreement (in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis) under this Section 14.2.1 shall become effective [******], unless the breaching Party has cured such breach prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, except with respect to any breach of any undisputed payment obligation, such Cure Period shall be extended for [******].

14.2.2Disagreement as to Material Breach.  Notwithstanding Section 14.2.1, if the Parties in good faith disagree as to whether there has been a Material Breach of this Agreement, then:  (a) the Party that disputes whether there has been a Material Breach may contest the allegation by referring such matter, within [******] following its receipt of notice of alleged Material Breach, for resolution in accordance with Section 15.6.3(a); (b) the relevant Cure Period with respect to such alleged Material Breach shall be [******].

14.3Termination at Will

.  Gilead may terminate this Agreement at will, in its sole discretion, in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis at any time upon [******] prior written notice to Agenus.

Termination for Bankruptcy

.

14.4.1If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up, or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded, or stayed within [******] after the filing thereof and seeks to reject this Agreement, (a “Rejection Event”), the other Party may treat this Agreement as terminated by such rejection, effective immediately upon written notice to such Party.

14.4.2For purposes of Section 365(n) of the U.S. Bankruptcy Code (the “Code”) and any similar laws in any other country, all rights and licenses granted under or pursuant to any Section of this Agreement are rights to “intellectual property” (as defined in Section 101(35A) of the Code).  The Parties agree that the licensee of such rights under this Agreement will retain and may fully exercise all of its protections, rights and elections under the Code and any similar laws in any other country.  Each Party hereby acknowledges that (a) copies of research data, (b) laboratory samples, (c) product samples, (d) formulas, (e) laboratory notes and notebooks, (f) data and results related to clinical trials, (g) regulatory filings and approvals, (h) rights of reference in respect of regulatory filings and approvals, (i) pre-clinical research data and results, and (j) marketing, advertising and promotional materials, in each case, that relate to such intellectual property, constitute “embodiments” of such intellectual property pursuant to Section 365(n) of the Code, and that the licensee will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in its possession, will be promptly delivered to it upon its written request therefor and election under Bankruptcy Code Section 365(n)(1)(B) to retain the licenses granted by Agenus to Gilead hereunder in the event of Agenus’s rejection of this Agreement, unless the licensor elects to continue to perform all of its obligations under this

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement.  The provisions of this Section 14.4.2 are without prejudice to any rights the non-subject Party may have arising under the Code, laws of other jurisdictions governing insolvency and bankruptcy, or other Applicable Law.  The Parties agree that they intend the following rights to extend to the maximum extent permitted by law, including for purposes of the Code and any similar laws in any other country:  (x) the right of access to any intellectual property (including all embodiments thereof) of the licensor, or any Third Party with whom the licensor contracts to perform an obligation of such licensor under this Agreement which is necessary for the Development or Commercialization of a Licensed Product; (y) the right to contract directly with any Third Party described in (x) to complete the contracted work, and (z) the right to cure any breach of or default under any such agreement with a Third Party and set off the costs thereof against amounts payable to such licensor under this Agreement.

Effects of Termination

.

14.5.1Termination by Gilead at Will or by Agenus for Material Breach or Bankruptcy.  Upon termination of this Agreement with respect to a Terminated Licensed Product: (a) by Gilead, in accordance with Section 14.3; or (b) by Agenus, in accordance with Section 14.2 or Section 14.4.

(a)the licenses granted by Agenus to Gilead pursuant to Section 8.1 with respect to the Terminated Licensed Product shall terminate and Gilead shall not have any rights to use or exercise any rights under the Agenus IP with respect to such Terminated Licensed Product;

(b)Gilead shall be released from its Development, Manufacturing, and Commercialization obligations under this Agreement with respect to the Terminated Licensed Product, including with respect to Section 2.2 and Section 2.3;

(c)Gilead shall as soon as reasonably practicable transfer and assign (to the extent permitted) to Agenus all Regulatory Materials owned and controlled by Gilead or its Affiliates, in each case, at Agenus’s cost, to the extent solely related to the Terminated Licensed Product and necessary for Developing, Manufacturing, or Commercializing such Terminated Licensed Product in the Field in the Territory; provided, that Gilead may retain a copy of such items for its records;

(d)[******]

(e)upon receipt by Gilead from Agenus of written notice no later than [******], the Parties [******];

(f)in the event that Gilead does not receive written notice from Agenus within [******] pursuant to Section 14.5.1(e), then [******];

(g)in the case of termination of this Agreement in its entirety, any and all sublicense agreements entered into by Gilead or any of its Affiliates with a Sublicensee pursuant to this Agreement shall survive such termination of this Agreement, except to the extent that:  (i) any such Sublicensee is in material breach of this Agreement or such sublicense; or (ii) Agenus elects to grant such Sublicensee a direct license of the sublicensed rights on the same terms

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

applicable to Gilead under this Agreement.  Gilead shall, upon the written request of Agenus, assign any such sublicense (to the extent not terminated pursuant to the preceding sentence) to Agenus or its Affiliates and, upon such assignment, Agenus or its Affiliates, as applicable, shall assume such sublicense;

(h)each Party shall comply with the return and destruction obligations with respect to Confidential Information and any Know-How of the other Party that are in its or its Affiliates’, sublicensees’ or Third Party contractors’ possession or control in accordance with Article 11;

(i)to the extent that Gilead is manufacturing the Terminated Licensed Product as of the effective date of termination, then, upon the election of Agenus, exercised by written notice to Gilead no later than [******] following the effective date of termination, the Parties shall negotiate and use good-faith efforts to enter into:

(1)a supply agreement (and a corresponding quality agreement with customary terms and conditions) pursuant to which Gilead would supply Agenus’s requirements of the Terminated Licensed Product [******] and which would include such other mutually agreed terms as are customary for agreements of such type; or

(2)an agreement under which Gilead would provide, and cause its Affiliates to provide, [******];

(j)to the extent that a Third Party manufacturer is manufacturing the Terminated Licensed Product as of the effective date of termination, then, to the extent Gilead has the right to do so under its agreements with its Third Party manufacturers, upon the election of Agenus, exercised by written notice to Gilead no later than [******] following the effective date of termination, and at Agenus’s expense, Gilead shall [******];

(k)upon the election of Agenus, exercised by written notice to Gilead no later than [******] following the effective date of termination, at Agenus’s expense, Gilead shall assign, and shall cause its Affiliates and Sublicensees to assign, to Agenus or its designee, all of Gilead’s rights under Third Party contracts relating to the Development, Manufacture, or Commercialization of the Terminated Licensed Product, to the extent that such contracts can be assigned without the counterparty’s consent and to the extent such contracts relate solely to the Terminated Licensed Product.  To the extent that such consent is required, [******]; and Agenus shall assume Gilead’s obligations under such assigned contracts, except to the extent such obligations relate to the period of performance prior to assignment or to any breach of such agreements by Gilead, its Affiliates, or its Sublicensees; and

(l)if, as of the effective date of termination, Gilead or its Affiliates are conducting any Clinical Trials for the Terminated Licensed Product, then the Parties shall in good faith discuss and agree upon the appropriate completion or transition of such Clinical Trials to Agenus, subject to Applicable Law.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.5.2Termination by Gilead for Material Breach or Bankruptcy.  Upon termination of this Agreement with respect to a Terminated Licensed Product by Gilead in accordance with Section 14.2 or Section 14.4:

(a)the licenses granted by Agenus to Gilead pursuant to Section 8.1 with respect to the Terminated Licensed Product shall terminate and Gilead shall not have any rights under the Agenus IP with respect to such Terminated Licensed Product;

(b)Gilead shall be released from its Development, Manufacturing, and Commercialization obligations under this Agreement with respect to the Terminated Licensed Product, including with respect to Section 2.2 and Section 2.3; and

(c)Each Party shall comply with the return and destruction obligations with respect to Confidential Information and any Know-How of the other Party that are in its or its Affiliates’, sublicensees’ or Third Party contractors’ possession or control in accordance with Article 11.

14.6[******]

Surviving Provisions

.

14.7.1Accrued Rights; Remedies.  The expiration or termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such expiration or termination, and any and all damages or remedies (whether at law or in equity) arising from any breach hereunder, each of which shall survive expiration or termination of this Agreement.  Such expiration or termination shall not relieve any Party from obligations which are expressly indicated to survive expiration or termination of this Agreement.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article are in addition to any other relief and remedies available to either Party under this Agreement, at law, or in equity.

14.7.2Survival.  Without limiting the provisions of Section 14.7.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement (to the extent in effect as of the Effective Date), in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement:  [******].

Article 15
MISCELLANEOUS

Severability

.  If one (1) or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid, or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the void, invalid, or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the void, invalid, or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

entered into this Agreement without the void, invalid, or unenforceable term or provision.  If the final judgment of such court declares that any term or provision hereof is void, invalid, or unenforceable, the Parties agree to:  (a) reduce the scope, duration, area, or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable; and (b) make a good-faith effort to replace any void, invalid, or unenforceable term or provision with a valid and enforceable term or provision such that the objectives contemplated by the Parties when entering this Agreement may be realized.

Notices

.  Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be:  (a) delivered by hand or by overnight courier with tracking capabilities; or (b) mailed postage prepaid by first class, registered, or certified mail, in each case, addressed as set forth below unless changed by notice so given:

If to Gilead:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attention:  [******]

With copies to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attention:  [******]

If to Agenus:

Agenus Inc.

3 Forbes Road

Lexington, Massachusetts 02421-7305, USA

Attention:Chief Executive Officer

With copies to:

Agenus Inc.

3 Forbes Road

Lexington, Massachusetts 02421-7305, USA

Attention:General Counsel

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving Party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day.  A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 15.2.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Force Majeure

.  A Party shall not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather; provided, that the affected Party:  (a) promptly notifies the other Party; and (b) shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance in accordance with the terms of this Agreement whenever such causes are removed.  When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

Assignment

.  Except as provided in this Section 15.4, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party; provided, however, that (and notwithstanding anything elsewhere in this Agreement to the contrary but without prejudice to Section 7.6.2) either Party may, without such consent, assign this Agreement and its rights and obligations hereunder in whole or in part:  (a) to an Affiliate of such Party; (b) in connection with the transfer or sale of all or substantially all of its assets or business related to the subject matter of this Agreement; or (c) pursuant to a merger or consolidation (or similar transaction) of the assigning Party.  In addition, Gilead may, without the consent of Agenus, assign its rights and obligations under this Agreement to a Third Party, where Gilead or its Affiliate divest rights to a Licensed Product or Licensed Antibody.  Any attempted assignment not in accordance with this Section 15.4 shall be void.  In the event that a permitted assignment of this Agreement by a Party increases the tax liability of the other Party or any of its Affiliates over the amount of any Taxes that otherwise would have been payable in the absence of such assignment, the assigning Party shall reimburse the other Party for the amount of such increased Tax liability.

Waivers and Modifications

.  The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation.  Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion.  No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.

Choice of Law; Waiver of Jury Trial; Dispute Resolution; Jurisdiction

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15.6.1Choice of Law.  This Agreement and any dispute arising from the performance or breach hereof shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to any choice of law rules.  The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or any subject matter hereof.

Waiver of Jury Trial

.  THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT, AND SUCH PROCEEDING SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

15.6.3Dispute Resolution.

(a)Except as otherwise set forth in this Agreement, in the event of an unresolved matter, dispute, or issue relating to the breach or alleged breach or interpretation of this Agreement (“Dispute”), the Parties shall refer the Dispute to the Executive Officers for discussion and resolution.  If the Executive Officers are unable to resolve such Dispute within [******] of the Dispute being referred to them by either Party in writing, then the Dispute shall be resolved as provided in Section 15.6.3(b) or Section 15.6.3(c), as applicable.

(b)Any unresolved Disputes between the Parties arising out of or in connection with this Agreement shall be resolved by final and binding arbitration.  Whenever a Party decides to institute arbitration proceedings, it shall give written notice to that effect to the other Party.  Arbitration shall be held in New York, New York, according to the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect at the Effective Date, except as they may be modified herein or by mutual agreement of the Parties.  All arbitration proceedings shall be conducted by three (3) arbitrators unless otherwise mutually agreed by the Parties.  The claimant and the respondent shall each nominate an arbitrator in accordance with the ICC Rules, and the third arbitrator, who shall be the president of the arbitral tribunal, shall be appointed by the two (2) Party-appointed arbitrators in consultation with the Parties.  The Parties undertake to maintain confidentiality as to the existence of the arbitration proceedings and as to all submissions, correspondence, and evidence relating to the arbitration proceedings.  This Section 15.6.3(b) shall survive the termination of the arbitral proceedings.  No arbitrator (nor any arbitral tribunal) shall [******].  Decisions of the arbitrator(s) shall be final and binding on the Parties.  Judgment on the award so rendered may be entered in any court of competent jurisdiction.  The costs of the arbitration shall be shared by the Parties during the course of such arbitration, as assessed by the International Chamber of Commerce, and shall be borne as determined by the arbitrator(s). With respect to any dispute over the [******], within [******] after the arbitrators are selected pursuant this Section 15.6.3(b), each Party shall provide the arbitrators and the other Party a proposal (including a written memorandum in support of its position) for the [******]. In rendering a decision regarding the [******], the arbitrators shall select the proposal which is more commercially reasonable under the circumstances (or, if a Party fails to submit a proposal within such [******] period, the other Party’s proposal).

(c)Notwithstanding anything to the contrary, either Party may at any time seek to obtain preliminary injunctive relief or other applicable provisional relief from a court of competent jurisdiction with respect to an issue arising under this Agreement if the rights of such Party would be prejudiced absent such relief.  A request by a Party to a court of competent jurisdiction for interim measures necessary to preserve the Party’s rights, including attachments

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or injunctions, shall not be deemed incompatible with, or a waiver of, the agreement to mediate or arbitrate contained in this Section 15.6.3(c), or the availability of interim measures of protection under the ICC Rules.  Notwithstanding anything to the contrary in this Section 15.6.3(c), any disputes regarding the scope, validity, enforceability, or inventorship of any Patents shall be submitted for final resolution by a court of competent jurisdiction.

Relationship of the Parties

.  Agenus and Gilead are independent contractors under this Agreement.  Nothing contained herein is intended or is to be construed so as to constitute either Party as a partner, agent, or joint venturer of the other Party.  Neither Agenus nor Gilead, respectively, shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Agenus and Gilead, respectively, or to bind Agenus and Gilead, respectively, to any contract, agreement, or undertaking with any Third Party.

Fees and Expenses

.  Except as otherwise specified in this Agreement, each Party shall bear its own costs and expenses (including investment banking and legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

Third Party Beneficiaries

.  There are no express or implied Third Party beneficiaries hereunder.  The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party, except for the indemnification rights of the Agenus Indemnitees pursuant to Section 13.1 and Section 13.3 and the Gilead Indemnitees pursuant to Section 13.2 and Section 13.3.

Entire Agreement

.  This Agreement, together with the attached Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings, and representations, either oral or written, which may have related to the subject matter hereof in any way, including the Prior CDA and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date; provided, that this Agreement shall not supersede the terms and provisions of the Prior CDA applicable to any period prior to the Effective Date.

Counterparts

.  This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together, and shall constitute one (1) and the same instrument.  Any such counterpart, to the extent delivered by means of facsimile by .pdf, .tif, .gif, .jpeg, or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

Equitable Relief; Cumulative Remedies

.  Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

specific performance, as a remedy for any breach of this Agreement.  Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or in equity.  The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages.  No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

Interpretation

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15.13.1Generally.  This Agreement has been diligently reviewed by and negotiated by and between the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel.  Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

15.13.2Definitions; Interpretation.

(a)The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and, where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b)Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms.

(c)The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(d)The words “including,” “includes,” “include,” “for example,” and “e.g.,” and words of similar import, shall be deemed to be followed by the words “without limitation.”

(e)The word “or” shall be interpreted to mean “and/or,” unless the context requires otherwise.

(f)The words “hereof,” “herein,” and “herewith,” and words of similar import, shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(g)Unless the context requires otherwise or otherwise specifically provided:  (i) all references herein to Articles, Sections, or Schedules shall be construed to refer to Articles, Sections, and Schedules of this Agreement; and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.13.3Subsequent Events.  Unless the context requires otherwise:  (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein); (b) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended; and (c) subject to Section 15.4, any reference herein to any Person shall be construed to include the Person’s successors and assigns.

15.13.4Headings.  Headings, captions, and the table of contents are for convenience only and shall not be used in the interpretation or construction of this Agreement.

15.13.5 Prior Drafts.  No prior draft of this Agreement shall be used in the interpretation or construction of this Agreement.

Further Assurances

.  Each Party shall execute, acknowledge, and deliver such further instruments, and do all such other ministerial, administrative, or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

Extension to Affiliates

.  Except as expressly set forth otherwise in this Agreement, each Party shall have the right to extend the rights and obligations granted in this Agreement to one or more of its Affiliates.  All applicable terms and provisions of this Agreement, except this right to extend, shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the Party extending such rights and obligations.  The Party extending the rights and obligations granted hereunder shall remain primarily liable for any acts or omissions of any of its Affiliates.

[Signature Page Follows]

[******] - Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the Execution Date.

AGENUS INC.GILEAD SCIENCES, INC.

By:  /s/ Garo Armen, Ph.D.By:  /s/ John G. McHutchison, MD

Name:  Garo Armen, Ph.D.Name:  John G. McHutchison, MD

Title:  Chairman and CEOTitle:  Chief Scientific Officer, Head of R&D

[Signature Page to License Agreement]